Exhibit 99.1

18 November 2014 Stifel Global Healthcare Conference 2014

Safe Harbor Statement This presentation contains certain "forward-looking" statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives and future events. Theravance Biopharma intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. The words “anticipate”, “expect”, “goal,” “intend”, “objective,” “opportunity,” “plan”, “potential”, “target” and similar expressions are intended to 2identify such forward-looking statements. Examples of such statements include statements relating to: the strategies, plans and objectives of Theravance Biopharma, the status and timing of clinical studies, data analysis and communication of results, the potential benefits and mechanisms of action of product candidates, the enabling capabilities of Theravance Biopharma's approach to drug discovery and Theravance Biopharma's proprietary insights, expectations for product candidates through development and commercialization (including their potential as components of combination therapies), and the timing of seeking regulatory approval of product candidates. These statements are based on the current estimates and assumptions of the management of Theravance Biopharma as of the date of this presentation and are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause the actual results of Theravance Biopharma to be materially different from those reflected in the forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, risks related to: the disruption of operations during the transition period following the spin-off of Theravance Biopharma from Theravance, Inc., including the diversion of management's and employees' attention from the business, adverse impacts upon the progress of discovery and development efforts, disruption of relationships with collaborators and increased employee turnover, delays or difficulties in commencing or completing clinical studies, the potential that results from clinical or non-clinical studies indicate product candidates are unsafe or ineffective (including when our product candidates are studied in combination with other compounds), dependence on third parties to conduct clinical studies, delays or failure to achieve and maintain regulatory approvals for product candidates, risks of collaborating with third parties to discover, develop and commercialize products and risks associated with establishing distribution capabilities for telavancin with appropriate technical expertise and supporting infrastructure. Other risks affecting Theravance Biopharma are described under the heading "Risk Factors" contained in Theravance Biopharma's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) on November 12, 2014. In addition to the risks described above and in Theravance Biopharma's other filings with the SEC, other unknown or unpredictable factors also could affect Theravance Biopharma's results. No forward-looking statements can be guaranteed and actual results may differ materially from such statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Theravance Biopharma assumes no obligation to update its forward-looking statements on account of new information, future events or otherwise, except as required by law. 2

Theravance Biopharma Today (NASDAQ: TBPH) Theravance Biopharma was established to create value from a unique and diverse set of assets: an approved product; late stage, commercially attractive product candidates; a pipeline of high-value assets; and a productive research platform with potential for long-term growth. 3

The Theravance Biopharma Difference † TBPH holds economic interest in future payments that may be made by GlaxoSmithKline plc (GSK) relating to certain programs, including “Closed Triple” (FF/UMEC/VI) (Fluticasone Furoate/Umeclidinium/Vilanterol), MABA/FF (‘081), MABA monotherapy and other future products that may be combined with VI or MABA ‘081. ‡ Includes cash, cash equivalents and marketable securities. Note: VIBATIV® is a registered trademark of the Theravance Biopharma group of companies. Fully integrated: Discovery, development and commercialization capabilities and expertise across multiple therapeutic areas One commercialized, internally discovered product VIBATIV® Broad pipeline of internally discovered product candidates Productive research organization to drive long-term value Track record of success Economic interest in certain GSK programs†, including “Closed Triple” Efficient corporate structure, with tax domicile outside the US Strong balance sheet with $350M cash‡ (as of 9/30/2014) 4

Product Pipeline

Best-in-Class Opportunities in Large, Underserved Markets



Program
Phase 1
Phase 2
Phase 3
Marketed
Infectious Diseases
VIBATIV® (telavancin): cSSSI, HABP/VABP
TD-1792: Bacterial infection
TD-1607: Bacterial infection
TD-6450: Hepatitis C infection
Respiratory
TD-4208 (LAMA): COPD
CNS/Pain
Axelopran (TD-1211): Opioid-Induced Constipation
TD-9855: Fibromyalgia
Axelopran/Opioid Fixed Dose Combination (FDC)
GI Motility Dysfunction
Velusetrag (TD-5108): Gastroparesis
TD-8954 (selective 5-HT agonist)
Economic Interest in GSK Respiratory Programs†
"Closed Triple" (FF/UMEC/VI)
MABA (GSK961081)

Note: Phase 1, 2 or 3 indicates the most advanced stage of clinical development that has been completed or is in process.
VIBATIV® is a registered trademark of the Theravance Biopharma group of companies.
†Refers to economic interest in certain research and development stage programs that are in development by GSK pursuant to agreements with Theravance, Inc.

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Theravance Biopharma

FDA-approved for treatment of adults with cSSSI or HABP/VABP caused by susceptible isolates of Staphylococcus aureus (including MSSA and MRSA; in HABP/VABP, use when alternative treatments are not suitable) Approved in the EU for nosocomial (hospital-acquired) pneumonia, including ventilator-associated pneumonia, known or suspected to be caused by MRSA when other alternatives are not suitable VIBATIV® (telavancin) Once-Daily Antibiotic With Dual Mechanism of Action Note: Full Prescribing Information, including Boxed Warning and Medication Guide in the US for VIBATIV®, is available at www.VIBATIV.com. VIBATIV® is a registered trademark of the Theravance Biopharma group of companies. Expanding commercial and medical program in select U.S. territories Expect 20 sales reps and 10 medical sales liaisons (MSLs) in place by year-end Generating additional efficacy data in patients Phase 3 registrational bacteremia study in ~250 patients Patient registry study (TOUR) in ~1,000 patients Differentiated through approved indications and in vitro potency In vitro potency as great or greater than any other approved Gram+ antibiotic 6

TD-4208 for COPD First-in-class: No approved once-daily nebulized bronchodilators for COPD in any class Unmet Need: Once-daily (QD) LAMAs are recommended standard therapy for moderate to severe COPD patients† Currently only available in handheld devices 2013 net sales of~$5B for most commonly prescribed QD handheld LAMA Compelling Market Opportunity: ~1M (9%) COPD patients in U.S. either prefer or require nebulized products for maintenance therapy‡ Twice-daily branded nebulized LABAs generating annual sales of $300-400M Potential complement to these products Potential alternative to nebulized therapies dosed 3 - 4x’s daily (TID/QID) Differentiation: TD-4208 dosed QD via any standard jet nebulizer Only known competitive program requires BID dosing and custom nebulizer Note: COPD = Chronic Obstructive Pulmonary Disease. LAMA = Long-Acting Muscarinic Antagonist. M = million. † As recommended by Global Initiative for Chronic Obstructive Lung Disease (GOLD) guidelines. ‡ Estimates based on company’s market research. Potential First-in-Class Nebulized, Once-a-Day LAMA for COPD 7

TD-4208 for COPD Note: COPD = Chronic Obstructive Pulmonary Disease. AE = Adverse Event. Small number of serious adverse events reported across both studies; all assessed as either not related or very low likelihood of being related to study treatment. Potential First-in-Class Nebulized, Once-a-Day LAMA for COPD Positive top-line data from Phase 2b (Study 0117) Met primary and secondary efficacy endpoints at 88 mcg and above Identified sub-effective dose in 44 mcg Demonstrated significant bronchodilation over 24 hours Positive top-line data from QD vs. BID (Study 0116) Demonstrated once-daily dosing optimal Generally well tolerated in both studies Most common AEs included headache, shortness of breath and cough Minimal reports of anti-cholinergic side-effects 8

TD-4208 for COPD Study 0117 Met Primary Endpoint at Doses of 88 mcg and Above TD-4208 (mcg) p-values versus placebo: <0.001*** Change from Baseline in FEV1 44 mcg 88 mcg 175 mcg 350 mcg Difference from placebo (mL) 52 187 167 171 Multiplicity-adjusted p-value 0.141 <0.001 <0.001 <0.001 Note: FEV1 = forced expiratory volume in one second. PE = Primary Endpoint. COPD = Chronic Obstructive Pulmonary Disease Phase 2b Study 0117 355 patients with moderate-to-severe COPD Primary endpoint: Change from baseline in trough FEV1 following 28 day dose 9

TD-4208 for COPD Study 0117: Placebo-corrected Spirometry Profiles on Day 28 Note: FEV1 = forced expiratory volume in one second. PD = pre-dose. Sustained Bronchodilation Over 24 Hours 0 50 100 150 200 250 PD 1 2 3 4 6 8 10 12 15 21 23.75 Time point (hours) Adjusted LS Mean FEV1 Change from Baseline (mL) TD-4208 Treatment Groups 44 mcg 88 mcg 175 mcg 350 mcg 10

Axelopran for OIC Significant Market Opportunity in Opioid-Induced Constipation Millions of afflicted patients currently under physician care Note: Sources include longitudinal opioid market assessment and patient market research commissioned by company in 2011. US patients using chronic opioids (>1 episode of >90 days per year) Patients reporting constipation due to opioids Candidates for therapy (Use laxatives, have discussed OIC with physician, have drug coverage) Very interested in new Rx product (> 8 on 1 to 10 scale on general interest) Global Potential OIC Market Forecast $1.9 - $3.3 Billion 11

Axelopran for OIC Phase 2b: Met Primary Endpoint in Doses of 10 and 15 mg Baseline Wk 2-5 Baseline Wk 2-5 Baseline Wk 2-5 LS mean difference = 0.97 p=0.043 LS mean difference = 1.61 p=0.0010 LS mean difference = 1.79 p=0.0003 Note: Results above reflect Efficacy Analysis (EA) population. CSBM = Complete Spontaneous Bowel Movement. Week 1 includes 4-day dose initiation at 5 mg. Avg Week 1 CSBM frequency by treatment group: placebo, 1.0; 5 mg, 2.0; 10 mg, 3.9; 15 mg, 3.0. Percentage of patients with a treatment-emergent adverse event was 44% for placebo compared to 39%-55% for TD 1211. Most common adverse events were abdominal pain (13.0% for TD 1211 vs. 11.1% for placebo), nausea (9.3% vs. 3.7%), diarrhea (8.7% vs. 0%), and headache (5.0% vs. 5.6%). A majority of treatment-related gastrointestinal (GI) adverse events were associated with initiation of treatment, resolved within a few days and were mild or moderate. Weekly average CSBMs + SD 12

Economic Interest in GSK Respiratory Programs TBPH is entitled to an 85% economic interest† in future payments made by GSK from certain potential products: “Closed Triple” (FF/UMEC/VI): Upward-tiering from 6.5% to 10% of annual global net sales Phase 3 study in 10,000 patients with COPD initiated July 2014 ‡ Study completion expected 2017 ‡ MABA Monotherapy (GSK961081 or ‘081): 10% to 20% of annual global net sales up to $3.5 billion, and 7.5% for all annual global net sales above $3.5 billion MABA Combination (if a MABA medicine containing ‘081 is commercialized only as a combination product, such as ‘081/FF): 70% of the rate applicable to sales of the single-agent MABA medicine Opportunity for “Triple Therapy” † TBPH is entitled to this economic interest through its ownership interest in Theravance Respiratory Company, LLC. ‡ As reported in www.clinicaltrials.gov as of October 2014 Note: FF/UMEC/VI= Fluticasone Furoate/Umeclidinium/Vilanterol. MABA= Inhaled Bifunctional Muscarinic Antagonist -Beta2 Agonist. 13

Other Pipeline Assets in Development

Compelling Market Opportunities, with Unmet Medical Needs

Velusetrag

- **5HT4** selective agonist for GI motility
- Partnered with Alfa Wassermann (AW) in EU, Russia, China, Mexico†
- Advancing to Phase 2b in **gastroparesis**
- **AW funds ~90%** of study
- Rights retained in US, Canada & Japan

TD-6450

- **NS5A inhibitor** in development for **HCV**
- Positive results in Phase 1 proof-of-concept study in GT-1a Patients
- Median maximal decline of HCV RNA of **4.9 $\log_{10}$ IU/mL** at highest dose‡
- Generally well tolerated, with rapid and sustained antiviral activity after 3 days of dosing

TD-9855

- **NSRI** in development for pain
- Positive results in Phase 2 **fibromyalgia** study, demonstrating improvement in pain
- Study also showed impact on fatigue
- Exploring partnering opportunities

TD-8954

- **5HT4** selective agonist
- Investigating potential for acute use in improving **nutritional absorption in the ICU** and other GI disorders
- IV and oral formulations

† Plus certain other countries. ‡ Subjects with maximum decline less than limit of detection imputed as LOD/2 on $\log_{10}$ scale.
Note: NSRI = Norepinephrine and serotonin reuptake inhibitor. GT= genotype.

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Theravance Biopharma

The Theravance Biopharma Difference Theravance Biopharma discovers, develops and commercializes medicines to improve the lives of patients and with the potential to make meaningful improvements in the standard of care in areas of serious medical need. 15

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VIBATIV® (telavancin) Important Safety Information (US) Mortality Patients with pre-existing moderate/severe renal impairment (CrCl <50 mL/min) who were treated with VIBATIV® for hospital-acquired bacterial pneumonia/ventilator-associated bacterial pneumonia had increased mortality observed versus vancomycin. Use of VIBATIV® in patients with pre-existing moderate/severe renal impairment (CrCl <50 mL/min) should be considered only when the anticipated benefit to the patient outweighs the potential risk. Nephrotoxicity New onset or worsening renal impairment occurred in patients who received VIBATIV®. Renal adverse events were more likely to occur in patients with baseline comorbidities known to predispose patients to kidney dysfunction and in patients who received concomitant medications known to affect kidney function. Monitor renal function in all patients receiving VIBATIV® prior to initiation of treatment, during treatment, and at the end of therapy. If renal function decreases, the benefit of continuing VIBATIV® versus discontinuing and initiating therapy with an alternative agent should be assessed. Fetal Risk Women of childbearing potential should have a serum pregnancy test prior to administration of VIBATIV®. Avoid use of VIBATIV® during pregnancy unless the potential benefit to the patient outweighs the potential risk to the fetus. Adverse developmental outcomes observed in three animal species at clinically relevant doses raise concerns about potential adverse developmental outcomes in humans. If not already pregnant, women of childbearing potential should use effective contraception during VIBATIV® treatment. Contraindication VIBATIV® is contraindicated in patients with a known hypersensitivity to the drug. Hypersensitivity Reactions Serious and potentially fatal hypersensitivity reactions, including anaphylactic reactions, may occur after first or subsequent doses. VIBATIV® should be used with caution in patients with known hypersensitivity to vancomycin. Geriatric Use Telavancin is substantially excreted by the kidney, and the risk of adverse reactions may be greater in patients with impaired renal function. Because elderly patients are more likely to have decreased renal function, care should be taken in dose selection in this age group. Infusion Related Reactions VIBATIV® is a lipoglycopeptide antibacterial agent and should be administered over a period of 60 minutes to reduce the risk of infusion-related reactions. Rapid intravenous infusions of the glycopeptide class of antimicrobial agents can cause "Red-man Syndrome" like reactions including: flushing of the upper body, urticaria, pruritus, or rash. QTc Prolongation Caution is warranted when prescribing VIBATIV® to patients taking drugs known to prolong the QT interval. In a study involving healthy volunteers, VIBATIV® prolonged the QTc interval. Use of VIBATIV® should be avoided in patients with congenital long QT syndrome, known prolongation of the QTc interval, uncompensated heart failure, or severe left ventricular hypertrophy. Most Common Adverse Reactions The most common adverse reactions (greater than or equal to 10% of patients treated with VIBATIV®) were diarrhea, taste disturbance, nausea, vomiting, and foamy urine. Full Prescribing Information, including Boxed Warning and Medication Guide in the U.S., is available at www.VIBATIV.com. VIBATIV® is a registered trademark of the Theravance Biopharma group of companies. 17